SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                          ----------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 7, 2001



                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


              Tennessee                    0-14289               62-1222567
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    (State or Other Jurisdiction         (Commission          (I.R.S. Employer
          of Incorporation)              File Number)       Identification No.)

            100 North Main Street, Greeneville, Tennessee 37743-4992
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                    (Address of principal executive offices)


                                 (423) 639-5111
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               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Item 5. Other Events.
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         On February 28, 2001, the Registrant's wholly owned subsidiary,  Greene
County Bank, issued a press release announcing that on February 7, 2001 it had entered into an Amendment to its Purchase and Assumption Agreement with Wachovia Bank, N.A., to acquire only the Hot Springs, North Carolina bank branch from Wachovia Bank and not the Abingdon, Virginia branch. See the attached press release, at Exhibit 99.1, for further information.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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   (a)  -  (b)    Not applicable.

           (c)    The following exhibit is filed as part of this report.

                  Exhibit 99.1      Press release dated February 28, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                      GREENE COUNTY BANCSHARES, INC.


Date:   February 28, 2001             By: /s/ R. Stan Puckett
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                                          R. Stan Puckett
                                          President, Chief Executive Officer and
                                          Director
                                          (Duly Authorized Representative)